                                                                    Exhibit 10.5

                         DATED the 1st day of July l996


                          CHU KI KWAN & LEUNG SHUK KUEN

                                      AND

                              TOYMAX (H.K.) LIMITED


                      ***********************************

                                TENANCY AGREEMENT

                      ***********************************

                                 PARTICULARS

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     COLUMN 1                                 COLUMN 2
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Date of Agreement            1st day of July, 1996
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Landlord             Mr. Chu Ki Kwan and Madam Leung Shuk Kuen of Flat B,
                     14th Floor, Block 3, Sunny Villa, 218-240 Castle Peak
                     Road, Tsuen Wan, NT
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Tenant               Toymax (H.K) Limited whose registered office is at Units A
                     & B, 3rd Floor CDW Building, 382-392 Castle Peak Road,
                     Tsuen Wan, N.T., Hong Kong
--------------------------------------------------------------------------------
Property             Units 1107 & 1108 (partial) 11th Floor, Concordia Plaza,
                     No. 1 Science Museum Road, Tsimshatsui East, Kowloon
                     (details of the property are shown on the First Schedule to this agreement)
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Term (Fixed)         Two years
--------------------------------------------------------------------------------
Commencement Date    1st day of August, 1996 or such actual delivery date of
                     the property
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Rent (Fixed Term)    Rent of HONG KONG DOLLARS Forty-Five Thousand Five Hundred
                     Eighty-Four ONLY (HK$45,584) per calendar mouth
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Rent Days            1st day of every calendar month
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Deposit (Rental)     Sum of HONG KONG DOLLARS Ninety One Thousand One Hundred
                     Sixty-Eight ONLY. (HK$91,168)
--------------------------------------------------------------------------------
Permitted Use        As office and showroom
--------------------------------------------------------------------------------

THIS AGREEMENT is made on the date stated as the Date of Agreement in the Particulars BETWEEN (1) the Landlord and (2) the Tenant

WHEREBY IT IS AGREED as follows:-

DEFINITIONS

1.    (1)   In this Agreement the following expressions have the following meanings

            (a) expressions in Column 1 of the preceding table hereof have the meanings assigned to them by Column 2 thereof.

            (b)   the Landlord includes its successors in title.

      (2) Where the Tenant is more than one person their obligations shall be joint and several.

      (3) Unless the context otherwise requires, words herein importing the masculine feminine or neuter gender shall include the others of them and words herein in the singular shall include the plural and vice versa.

      (4) The marginal notes are intended for guidance only and do not form part of this Agreement nor shall any of the provisions in this Agreement be construed or interpreted by reference thereto or be in any way affected or limited thereby.

      (5) Any reference to any Ordinance includes a reference to that Ordinance as amended or replaced from time to time and to subordinate legislation or bye-law made thereunder.

LETTING TERM AND RENT

2. The landlord shall let and the Tenant shall take ALL THAT the property for the Term from the Commencement Date paying therefor during the Term the Rent (exclusive of rates) payable in advance on the Rent Days free of all deductions whatsoever the first payment to be made on the signing hereof.

TENANT'S OBLIGATIONS TO PAY RENT

3.    The Tenant agrees with the Landlord as follows:-

      (1) To pay the Rent as aforesaid without any set off or deduction whatsoever.

TO PAY RATES AND OUTGOINGS

      (2) To pay and discharge all rates, taxes, assessments, duties, charges, impositions and outgoings whatsoever of an annual or recurring nature to be charged or imposed in respect of the Property or upon the Landlord or occupier in respect thereof (Crown rent and Property Tax only excepted). Details concerning Tenant's obligation under this clause are further explained in the Second Schedule to this agreement.

      (3) To pay and discharge all charges for water, electricity, gas, telephone and other services, whatsoever to be charged or imposed in respect of the Property and to pay all necessary deposits (if any) for the meters therefor. Details concerning

                                                    ---------------------
                                                    DUPLICATE COUNTERPART
[TAX STAMPS]                                        Original Stamped with
                                                    $ 2735.50
                                                    ---------------------


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            Tenant's obligation under this clause are further explained in the
            Second Schedule to this agreement.

TO PAY MANAGEMENT FEES

      (4) To pay and discharge all service management and maintenance charges payable by the owner or occupier of the Property as required by the Incorporated Owners of the Building of which the Property forms part ("the Building") or the management agent or any other competent body by virtue of the Deed of Mutual Covenant or any other Management Agreement relating to the Building. Details concerning Tenant's obligation under this clause are further explained in the Second Schedule to this agreement.

TO MAINTAIN PROPERTY IN REPAIR

      (5) At the Tenant's expense to keep all the interior of the Property including the flooring and interior plaster or other finishes or rendering to walls, floors and ceilings and the Landlord's fixtures therein including all doors, windows, plumbing and sanitary apparatus, electrical installations and wiring in good, clean tenantable repair and condition and properly preserved and painted (reasonable wear and tear excepted) and so to maintain the same at the expenses of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the Term in like condition except as aforesaid.

TO BE RESPONSIBLE FOR INTERIOR DEFECTS

      (6) To be wholly responsible for any loss, damage or injury caused to any person whomsoever directly or indirectly through the defective or damaged condition of any part of or any installation in the Property caused by any act or default of the Tenant and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss, damage or injury and all costs and expenses incidental thereto.

TO REPLACE GLASS

      (7) To replace at the Tenant's own expense any glass in any doors or windows of the Property that may become broken, from whatever cause, during the tenancy.

TO ALLOW ACCESS TO
LANDLORD

      (8) To permit the Landlord and all persons authorised by the Landlord upon notice and at all reasonable times except in cases of emergency to enter (or in cases of emergency or where the Landlord does not receive any response from the Tenant within seven days of the service of such notice to break and enter) the Property to:-

            (a) ascertain whether the Tenant's obligations under and the conditions of this Agreement have been observed and performed,

            (b) view (and to open up floors and ceiling where the same is required in order to view) the state of repair and condition of the Property,

            (c) take schedules or inventories of fixtures and fittings and other items in the Property,

            (d)   carry out work or do anything whatsoever comprised within the


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                  Landlord's obligations in this Agreement.

            Provided that any such opening-up shall be made good by and at the cost of the Landlord where the same reveals no breaches of the terms or conditions hereof.

TO EXECUTE REPAIRS ON NOTICE

      (9) Forthwith to comply with any notice given by the Landlord specifying any works or repairs which the Tenant has failed to execute in breach of the terms hereof Provided that if within fourteen days of the service of such a notice the Tenant shall not have commenced and be proceeding diligently with the execution of the works or repairs specified or shall fail to complete within one month (or any other reasonable period stipulated by the Landlord), then to permit the Landlord to enter the Property to execute such works or repairs, and to pay to the Landlord upon demand the cost of so doing and all expenses (including any professional fees) incurred by the Landlord.

NOT TO INJURE PROPERTY

      (10) Not to cut maim or injure or permit or suffer to be cut maimed or injured any doors, windows, walls, beams, structural members or any part of the fabric of the Property nor any of the plumbing or sanitary apparatus or installations included therein, nor to overload the floors ceilings or walls of the Property.

NOT TO ASSIGN

      (11) Not to assign underlet or otherwise part with the possession of the Property or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Property or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Property (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the Property on notice to that effect from the Landlord. This tenancy shall be personal to the Tenant itself and without in any way limiting the generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this sub-clause:-

            (a) In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

            (b) In the case of a tenant who is an individual (including a sole surviving partner of a partnership) the taking up of the tenancy upon the death, insanity or other disability of that individual by the executors administrators personal representatives next-of-kin trustees or committee of any such individual, or the admission of a new partner or partners.

            (c) In the case of a tenant which is a corporation any take-over by other company or persons, amalgamation, merger, reconstruction or


                                        3
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                  liquidation of the Tenant itself

            (d) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the same.

            (e) The change of the Tenant's business name or nature of business without the previous written consent of the Landlord which consent shall not be unreasonably withheld.

NOT TO PRODUCE NOISE

      (12) Not to produce or permit or suffer to be produced any music, noise (including sound produced by broadcasting or any apparatus or equipment capable of producing reproducing receiving or recording sound) so as to be a nuisance or annoyance to the Landlord or to occupiers of other premises or in the neighbourhood or in anywise against the laws or regulations of Hong Kong.

NOT TO CAUSE NUISANCE

      (13) Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the tenants or occupiers of other premises in the neighbourhood.

INDEMNITY

      (14) To indemnify the Landlord against all actions costs claims and demands made upon or against the Landlord in respect of damage to the person or property of any person caused by or through or arising out of any breach, non-observance, non-performance and non-compliance by the tenant of any of the terms, conditions and covenants subject to and under which the Property is held.

NOT TO STORE DANGEROUS GOODS

      (15) Not to keep or store or permit or suffer to be kept or stored on or in the Property any arms ammunition gunpowder saltpetre kerosene or other explosive or combustible or hazardous goods or substance.

USER

      (16) Not to use or permit or suffer to be used the Property for any purpose other than the Permitted Use.

PROHIBITED USES

      (17) Not to use or permit or suffer the Property to be used for any illegal or immoral purpose.

VITIATING INSURANCE

      (18) Not to do or permit or suffer to be done in the Property anything which may avoid any policy or policies of insurance in respect of the Property or increase any premium payable for the same and to indemnify the Landlord against all loss and damage suffered in consequence of any breach of this sub-clause and to pay to the landlord any increase in the insurance premium attributable to the Property by a breach of this sub-clause such payment of increased premium to be made by the Tenant on demand and recoverable as rent in arrear.

INSURANCE

      (19)  (a)   To effect and maintain during the currency of this tenancy insurance cover in respect of the following and on terms set out hereunder:-

                  (i)   Third Party


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                        In respect of third party liability of the landlord and
                        liability loss injury or damage to any person or property whatsoever caused through or by any default or neglect of the Tenant which might give rise to a claim for indemnity pursuant to Clause 3(14) hereof;

                  (ii)  Glass

                        Any glass in the windows doors and partition now or hereafter on or in the Property for its full replacement value;

                  (iii) Water Damage

                        Against damage to stock fixtures and fittings for the full insurable value occurring in respect of the use or misuse of the fire sprinkler system installed within the Property or the incursion or water therein; and

                  (iv)  Tenant's Fittings

                        The Tenant's fittings and equipment within the Property against fire and extraneous perils for their full replacement value.

            (b) The policy or policies of such insurance shall be effected with an insurance company duly registered with the Insurance Authority under the Insurance Companies Ordinance, Chapter 41 of the Laws of Hong Kong subject to the prior approval of the Landlord which approval shall not be unreasonable withheld and further endorsed to show the Landlord as joint insured and the said policy or policies of insurance shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior consent of the Landlord. The Tenant hereby further undertakes to produce to the Landlord as and when required by the Landlord such policy or policies of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is fully paid up and in all respects valid and subsisting and to cause all monies received by virtue of any such insurance to be forthwith paid to the Landlord and that if the Tenant shall at any time fail to keep the Property insured as aforesaid the Landlord may do all things necessary to effect and maintain such insurance and any monies spent by the Landlord for that purpose shall be repayable by the Tenant on demand and be recoverable forthwith by the Landlord by action.

NOT TO OBSTRUCT

      (20) Not to encumber or obstruct or permit to be encumbered or obstructed with any boxes, dust bins, merchandise, goods, machines, articles, packaging or


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COMMON AREAS

            obstruction of any kind or nature any of the entrances, lifts, staircases, landings and passages, lobbies or other parts of the Building, or in any place which is not hereby exclusively let to the Tenant.

TO OBSERVE OTHER DEEDS

      (21) Nor to do or suffer any act which shall amount to a breach or non-performance or non-observance of any negative or restrictive convenant contained in the Crown Lease or Conditions under which the ground upon which the Building is erected is held from the Crown or of any covenant term or condition contained in the Deed of Mutual Covenant and the Management Agreement (if any) and the House Rules (if any) in respect of the Building.

TO PAY COST OF CLEARING DRAINS

      (22) To pay to the Landlord on demand all costs incurred by the Landlord in cleansing or clearing any of the drains, pipes or sanitary or plumbing apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or any employee, agent or licensee of the Tenant.

TO PROTECT PROPERTY

      (23) To take all reasonable precautions to protect the Property against damage by storm or typhoon or the like.

TO PERMIT VIEWING

      (24) To permit upon reasonable notice at any time during the last three months of the Term (howsoever determined) the Landlord and all persons authorised by the Landlord including prospective purchasers and tenants to view the Property without interruption.

TO PAY LANDLORD'S COSTS

      (25) To pay all costs charges and expenses (including any professional fees) incurred by the Landlord in relation or incidental to:-

            (a) any application by the Tenant for any licence or consent under this Agreement (whether or not the same be granted or refused or proffered subject to any condition), and

            (b) the recovery or attempted recovery of arrears of rent or other sums due from the Tenant.

NOT TO ALTER

      (26) Not to make or cause to make or connive at any alterations structural to the Property and not to put up any partition or other erection or installation or electrical circuit on any part of the Property without the consent in writing of the Landlord. If the Landlord shall give consent to such alteration, partition or erection it shall in any event be subject to:-

            (i) the condition that the Tenant shall not cause any damage to the Property or any part thereof in addition to such other conditions as the Landlord shall think fit to impose, and

            (ii) also the condition that the prior approval or consent is obtained from the Building Authority, Fire Services Department, Labour Department or any other relevant authority for such alteration or partition.


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

NOT TO USE AS DOMESTIC PREMISES

      (27) Not to use or allow to be used the Property or any part thereof to prepare any food or as sleeping quarters or as domestic premises and not to allow any person to remain in the Property overnight except the Tenant's night watchman.

NOT TO EXHIBIT OR DISPLAY SIGNBOARD

      (28)  (a)   Not to exhibit or display on or in the Property any
                  signboard, nameplate, advertisement, or other device whether illuminated or not which shall cause nuisance to other person or trespass upon other people's property.

            (b) Subject to sub-clause (c) hereinafter following not to put up any signboard other than that of a suitable sign showing the Tenant's trading name and business.

            (c) not to affix to put up or display any signboard, sing, decorations or other thing whatsoever outside the Property or any door wall pier or window except with the approval of the Landlord. The Landlord shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord may think fit. The Tenant shall pay the Landlord immediately upon demand the reasonable costs incurred by the Landlord in affixing repairing or replacing as necessary the Tenant's name in lettering or characters upon the appropriate directory boards in or on the Building. The Landlord shall have the right to remove at the cost and expense of the Tenant any signboard, sign, decoration or thing which shall be affixed put up or displayed without the prior approval of the Landlord.

TO YIELD UP

      (29) At the expiration or sooner determination of this Agreement to deliver up to the Landlord vacant possession of the Property in its original state and in good and tenantable state of repair and condition (fair wear and tear excepted) and all the keys of the Property together with any additional fixtures, fitting, erections alterations or improvements which the Tenant may with the consent of the Landlord as aforesaid have made upon or in the Property without payment of any compensation for such additional erections alterations or improvements Provided Always that the Landlord may at the expiration or sooner determination of this Agreement on giving reasonable notice require the Tenant to remove such additional fixtures, fittings, erections, alterations or improvements at the cost and expense of the Tenant.

TO COMPLY WITH LAWS

      (30) At the Tenant's expense to comply in all respects with the provisions and requirements of the Buildings Ordinance, Chapter 123 and the Town Planning Ordinance, Chapter 31 or any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder relating to the use or occupation by the Tenant hereunder and to indemnify (as well after the expiration of the Term by effluxion of time or otherwise as during its continuance) and to keep the Landlord indemnified against all liability whatsoever including costs and expenses in respect of any contravention thereof.

NOT TO OBSTRUCT LIGHT

      (31) Not to block up darken or obstruct or obscure any windows or lights belonging to the Property without having obtained the express written consent of the Landlord which consent may be given subject to such conditions as the Landlord may in its absolute discretion impose.

LANDLORD'S OBLIGATIONS TO PAY CROWN RENT

4.    The Landlord hereby agrees with the Tenants as follows:-

      (1) To pay the Crown rent and property Tax attributable to or payable in respect of the Property.

QUIET ENJOYMENT

      (2) That the Tenant paying the Rent as aforesaid and observing and performing the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed shall peaceably hold and enjoy the Property during the Term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

TO REPAIR EXTERIOR

      (3) To maintain and keep the main structure of the Property and every part of such main structure in proper and tenantable repair and condition (except the doors and window) PROVIDED that:-

            (a) The Landlord's liability hereunder shall not be deemed to have arisen unless and until written notice of any want of repair of the same shall have been previously given by the Tenant to the Landlord and the Landlord shall have failed to take steps to repair the same after the lapse of a reasonable time.

            (b) Notwithstanding anything to the contrary as contained in this clause it shall be the responsibility and liability of the Tenant to repair and make good at its own expense all defects, want of repair and damages caused by ;the act default neglect or omission of the Tenant and all persons authorized or permitted by the Tenant to use the Property.

            (c) The Landlord shall not he required to repaint or whitewash any external part of the Property unless required to do so by any Government Authorities or under the Deed of Mutual Covenant relating to Property.

OTHER STIPULATIONS RE-ENTRY ON DEFAULT

5.    IT IS HEREBY EXPRESSLY AGREED as follows:-

      (1)   If at any time during the Term:


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

            (a) the rent hereby agreed to be paid or any part thereof shall be unpaid for five days after the same shall become payable (whether legally or formally demanded or not), or

            (b) the Tenant shall fail or neglect to observe or perform any of the agreements, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed, or

            (c) the Tenant (being an individual) shall become bankrupt or (being a corporation) shall go into liquidation whether compulsory or voluntary (save the voluntary liquidation of a solvent company) for the purposes of amalgamation or reconstruction) or otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the Property or otherwise on the Tenant's goods, then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter the Property or any part thereof in the name of the whole whereupon this tenancy shall absolutely cease and determine but without prejudice to any right of action of the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreement, stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed to the Landlord's right to deduct all loss damage and proper expenses thereby incurred from the Deposit paid by the Tenant in accordance with clause 7 thereof.

INTEREST ON ARREARS

      (2) If the Rent or any other sum payable by the Tenant to the Landlord under this Agreement shall not be paid after becoming due the same shall be payable with interest thereon at the rate per annum of 2% above the prime rate for the time being from the date when it was due to the date on which it is actually paid.

NOTICE OF RE-ENTRY

      (3) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual physical entry on the part of the Landlord.

NON-WAIVER

      (4) Acceptance of rent by the Landlord or any act omission or acquiescence on the part of the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed.

LANDLORD NOT LIABLE

      (5)   (a)   The Landlord shall not be under any liability whatsoever
                  to the Tenant or any member of the Tenant's family or any servant, licensee, agent,

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FOR DAMAGE

                  visitor, guest, customer, or invitee of the Tenant's, or any person claiming any right title or interest under the Tenant:-

                  (i) for the payment of any claim for compensation arising out of the operation of this Agreement or any provision hereof, or

                  (ii) for any damage or injury which may be sustained by the Tenant or by any such person or persons as aforesaid on account of the defective or damaged condition of the Property or the Landlord's fixtures therein or any lift or any part thereof and in particular the Landlord shall not be responsible to the Tenant or any person or persons as aforesaid for any damage caused by or through or in anywise owing to any typhoon leakage of water or electric current from the water pipes or electric wiring or cable situated upon or in anyway connected with the Property unless such damage shall result from the breach by the Landlord of one or more obligations hereby imposed after notice requiring compliance shall have been given and there shall not have been compliance within a reasonable time.

            (b) For the security or safekeeping of the Property or any contents therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord of watchmen and caretakers or any mechanical or electrical systems of alarm of whatsoever nature if any shall not create any obligation on the part of the Landlord as to the security of the Property or any contents therein and the responsibility for the safety of the Property or any contents therein shall at all times rest with the Tenant.

ACTS OF TENANT'S AGENTS

      (6) For the purposes of this Agreement any act, default, neglect or omission of any guest, visitor, servant, agent, licensee or invitee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

ARREARS OF RENT

      (7) The rent payable in respect of the property shall be and be deemed to be in arrear if not paid in advance at the times and in manner herein provided for payment thereof.

NOTICES FOR RE-LETTING

      (8) During the three months immediately preceding the expiration of the Term (or sooner if the rent or any part thereof shall be in arrear and unpaid for upwards of one calendar month) the Landlord shall be at liberty to enter the Property and affix and maintain without interference upon any external part of the Property a notice stating that the Property is to be let or sold and such other information in connection therewith as the Landlord shall reasonable require.

SERVICE OF

      (9) Any notice required to be served hereunder shall, if to be served on the Tenant,

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NOTICES

            be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the Property or the Tenant's last known place of business or residence in Hong Kong and, if to be served on the Landlord shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the Landlord's last known place of business or residence in Hong Kong. A notice sent by post shall be deemed to be given at the time and date of posting.

COSTS AND STAMP DUTY

      (10)  (a)   All costs of the preparation of and incidental to this
                  Agreement shall be borne by the Landlord and the Tenant in equal shares.

            (b) The stamp duty on this Agreement and its counterpart and registration fees (if any) shall be borne by the Landlord and the Tenant in equal shares.

NO WARRANTY OF USER

      (11) Nothing in this Agreement or in any consent granted by the Landlord under this Agreement shall imply or warrant that the Property may be used for the purpose herein authorised (or any purpose subsequently authorised) under any legislation's or statutory regulations.

SALE OF UNCLAIMED ARTICLES

      (12) In after the Tenant has vacated the Property at the expiration or sooner determination of the Term any effect or article of the Tenant remains in or on the Property, and the Tenant fails to remove it within seven days after being requested by the Landlord so to do, or if after using its best endeavours the Landlord is unable to make such a request to the Tenant within fourteen days from the first attempt so made by the Landlord.

            (a) the Landlord may as the agent of the Tenant sell or otherwise dispose of such effect or article, provided that the Tenant will indemnify the Landlord against any liability incurred by the Landlord arising out of any such sale or disposition or to any third party whose effect or article shall have been sold by the Landlord in the bona fide mistaken belief (which shall be presumed unless the contrary be proved) that such effect or article belonged to the Tenant and that all costs and expenses of and incidental to any such sale or disposition shall be borne by the Tenant and be first deducted from the proceeds of sale or disposition,

            (b) if the Landlord having made reasonable efforts is unable to locate the Tenant the Landlord shall be entitled to retain the said proceeds of sale or disposition absolutely unless the Tenant shall claim the same within three months of the date upon which the Tenant vacated the Property, and

            (c) the Tenant shall indemnify the Landlord against any damage occasioned to the Property or the Building or any adjacent or neighbouring premises of the Landlord and any actions, claims, proceedings, cost, expenses and demands made against the Landlord caused by or related to the presence of the effect or article in or on the Property.

STATE OF PROPERTY

      (13) The Tenant shall take the Property in its present decorative repair and condition.

KEY MONEY

      (14) The Tenant hereby expressly declares that it has paid no premium, construction fee, key money or other sum of money of a similar nature to the Landlord or other person or persons authorised by the Landlord for the possession of the Property or for the granting of this tenancy.

NEW TENANCY

      (15) Any acceptance of rent by the Landlord on or after expiration of the Term shall not create any new tenancy or renewal or extension of the existing tenancy unless written agreement has been signed between the parties hereto to show otherwise.

ABATEMENT OF RENT

6. Should the Property or part thereof be rendered unfit for use and occupation by any cause not attributable to the negligence or default of the Tenant, the Rent or part thereof proportionate to the part unfit for use and occupation shall abate and cease to be payable until the Property shall have been again rendered fit for occupation and if already paid shall be refunded by the Landlord to the Tenant without interest until the Property shall again be rendered fit for habitation and use. Provided that nothing herein shall impose on the Landlord any obligation to repair or reinstate the Property or any part thereof and if the Property shall not be repaired or reinstated within a period of three month from the time when the Property shall be rendered unfit for habitation the Tenant or the Landlord may terminate the Agreement in which event the Tenant shall deliver up vacant possession of the Property to the Landlord and notwithstanding any statutory provision to the contrary neither party shall have any claim against the other of them for damages compensation or otherwise apart from rights of action already accrued before such termination of this Agreement.

PAYMENT OF DEPOSIT

7. The Tenant shall on the signing hereof pay to and maintain at all times during the Term with the Landlord the Deposit to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the Tenant's part to be observed and performed. The Deposit shall be retained by the Landlord throughout the Term free of any interest to the Tenant with power for the Landlord, without prejudice to any other right of remedy hereunder to deduct therefrom the amount of any cost expense loss or damage sustained by the Landlord as a result of any non-observance or non-performance by the Tenant of any such agreements stipulations terms or conditions. Subject as aforesaid and to clause 8 hereof, the Deposit

REPAYMENT OF DEPOSIT

      shall be refunded to the Tenant by the Landlord within fourteen days after the expiration or sooner determination of the Term and the delivery of vacant possession of the Property to the Landlord or within fourteen days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or non-performance of any of the agreements, stipulations terms or conditions and on the part of the Tenant to be observed and performed whichever is the later.

WAIVER OF CLAIM FOR DEPOSIT

8.    (a)   It is agreed and declared that if at any time during the Term the Landlord shall assign the Landlord's interest in the reversion immediately expectant upon the Term and if the Landlord shall also transfer to the assignee of the reversion the Deposit or such part thereof as is then held by the Landlord under this Agreement, forthwith upon such transfer of the Deposit or such part thereof as aforesaid and provided that a notice containing particulars of the same shall have been served on the Tenant the Landlord shall be absolutely discharged and exonerated from the Landlord's obligation to refund the Deposit to the Tenant Contained in clause 7 hereof and the Tenant shall waive all its rights and claims hereunder against the Landlord in respect of the Deposit.

      (b) The Tenant hereby irrevocably consents and authorises such transfer of the Deposit or such part thereof as aforesaid and undertakes and agrees to enter into an agreement in such form, with such party or parties and at such time as the Landlord may reasonably require to give better effect to the provisions of sub-clause (a) above.

            AS WITNESS the hands of the parties hereto on the date specified as the Date of Agreement in the Particulars.

SIGNED by the Landlord             )
                                   )
CHU KI KWAN                        ) /s/ Chu Ki Kwan
                                   ) ------------------------
                                   )
LEUNG SHUK KUEN
                                   )
                                   ) /s/ Leung Shuk Kuen
in the presence of:                ) ------------------------


/s/ Farra Chan
----------------------

WITNESS



SIGNED by the Tenant               )
                                   )
For and on behalf of               ) For and on behalf of
TOYMAX (H.K.) LIMITED              ) TOYMAX (H.K.) LIMITED
VESIAH LEE                         )
                                   ) /s/ Vesiah Lee
                                   ) ------------------------
                                     Authorized Signature
                                   )
                                   )
in the presence of:-               )


/s/ Farra Chan
----------------------

WITNESS

RECEIVED on the date stated as the Date of             ) /s/ Chu Ki Kwan
Agreement in the Particulars written of and from       ) -----------------------
the Tenant the sum of HONG KONG DOLLARS                )
NINETY ONE THOUSAND ONE HUNDRED                        )     HK$91,168.00
SIXTY EIGHT ONLY being the security deposit            )
above expressed to be paid by the Tenant to the        ) /s/ Leung Shuk Kuen
Landlord                                               ) -----------------------

WITNESS to the signature:-

      /s/ Farra Chan

                                FIRST SCHEDULE

Units 1107 and 1108 (partial), 11th Floor, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon.

                            [FLOOR PLAN OF SHOWROOM]

The property leased under this tenancy agreement shall consist of the entire area shaded in PINK on the floor plan drawing plus common use of the area shaded in YELLOW on the floor plan drawing

 (1)  Area shaded in WHITE (in Sq. ft.)                          1,582.00

 (2)  Area shaded in YELLOW-pantry & copy machine @1/3              46.00
                                                                 ---------
      Total area for lease                                       1,628.00
      Monthly rental per Sq. ft. in Hong Kong Dollars       HK$     28.00
      Monthly rental                                        HK$ 45,584.00
                                                                =========

Usage of the common area (shaded yellow) shall be shared on the basis between the landlord and the tenant and the area commendable to rental charges re this common area has been restricted to the above-mentioned ratios on the actual area only.

                               SECOND SCHEDULE

Tenant is obliged to pay expenses as stipulated under Clause No.3(2), 3(3), and 3(4) in this agreement, in respect of the entire unit no.1108 on 11th Floor, Concordia Plaza, 1 Science Museum Road, Tsimshatsui East, Kowloon including but not limiting to the following expenses:

      Premises management fee
      Premises air-conditioning charges
      Government rates
      Utilities, including water, electricity, gas, etc.

All such additional costs incurred as a result of the requirement of the tenant solely shall be borne solely by the tenant, for example, additional air-conditioning charges as a result of special request, etc.